UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    January 20, 2004

MINUTEMAN INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Illinois	0-15582	36-2262931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 South Rohlwing Road, Addison, Illinois		60101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  630- 627-6900

Item 5.    Other Events and Regulation FD Disclosure.

Stephen A. Schroeder, Vice President of Sales for the Commercial Division of Minuteman International, Inc., has announced his resignation from the Company effective January 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2004	By:	/s/ Gregory J. Rau
Gregory J. Rau
President and Chief Executive Officer